FMI Funds, Inc.
FMI Large Cap Fund
Investor Class: FMIHX | Institutional Class: FMIQX

FMI Common Stock Fund
Investor Class: FMIMX | Institutional Class: FMIUX

FMI International Fund
Investor Class: FMIJX | Institutional Class: FMIYX

September 9, 2019

Supplement to the Statutory Prospectus dated January 31, 2019
Portfolio Manager Update

Dain C. Tofson has joined the Portfolio Management Committee for the FMI Funds. Matthew J. Goetzinger no longer serves on the Portfolio Management Committee for the FMI Funds. Accordingly, the “Portfolio Managers” information set forth in the summary sections for the FMI Funds in the Prospectus is hereby deleted and replaced with the following:

Portfolio Managers: The Fund’s investment decisions are made by a Portfolio Management Committee (“PMC”) that is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, which is comprised of the following individuals:

PMC Member	Title with Adviser	Years with Adviser
Patrick J. English, CFA	Chairman, Chief Executive Officer and Chief Investment Officer	32
John S. Brandser	President, Chief Operating Officer and Chief Compliance Officer	24
Jonathan T. Bloom, CFA	Director of Research	9
Robert M. Helf, CFA	Research Analyst	21
Benjamin D. Karek	Research Analyst	2
Andy P. Ramer, CFA	Research Analyst	16
Daniel G. Sievers, CFA	Research Analyst	10
Matthew T. Sullivan, CFA	Research Analyst	6
Jordan S. Teschendorf, CFA	Research Analyst	4
Dain C. Tofson, CFA	Research Analyst	*
* Less than one year.

Further, the paragraph under “MANAGEMENT OF THE FUNDS” that describes the backgrounds of the members of the PCM is hereby deleted and replaced with the following:

Patrick J. English, CFA®, has been employed by the Adviser in various capacities since 1986, currently serving as Chairman, Chief Executive Officer, Chief Investment Officer and Treasurer. John S. Brandser has been employed by the Adviser in various capacities since 1995, currently serving as President, Secretary, Chief Operating Officer and Chief Compliance Officer. Jonathan T. Bloom, CFA® has been employed by the Adviser since 2010 as a Research Analyst and is currently the Director of Research. Robert M. Helf, CFA®, has been employed by the Adviser since 1998 as a Research Analyst. Benjamin D. Karek has been employed by the Adviser since 2017 as a Research Analyst, and prior to his employment Mr. Karek attended Columbia Business School. Andy P. Ramer, CFA®, has been employed by the Adviser since 2002 as a Research Analyst. Daniel G. Sievers, CFA®, has been employed by the Adviser since 2009 as a Research Analyst. Matthew T. Sullivan, CFA® has been employed by the Adviser since 2013 as a Research Analyst. Jordan S. Teschendorf, CFA® has been employed by the Adviser since 2015 as a Research Analyst, and prior to his employment Mr. Teschendorf attended the University of Wisconsin-Madison. Dain C. Tofson, CFA®, has been employed by the Adviser since July 2019 as a Research Analyst, and prior to his employment Mr. Tofson was a member of Artisan Partners Global Value Equity Team from 2017 – 2019, worked at Institutional Capital LLC from 2014 – 2017, and attended the Booth School of Business at the University of Chicago. CFA® is a registered trademark owned by the CFA Institute.

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Please read this Supplement carefully and keep for future reference.